UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

December 10, 2025

Research Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other Jurisdiction of Incorporation)

1-39256	11-3797644
(Commission File Number)	(IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	RSSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

1 In November 2019, we became a fully remote company. Accordingly, we do not currently have principal executive offices. Our mailing address is 10624 E. Eastern Ave., Ste. A-614, Henderson, NV 89052.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 10, 2025, William Nurthen resigned as the Registrant’s Chief Financial Officer and Secretary. Mr. Nurthen’s departure is not the result of any disagreement with the Company, including on any matters relating to the Company's operations, policies, practices, or financial reporting.

Effective December 10, 2025, Dave Kutil was named Interim Chief Financial Officer and Secretary (“Interim CFO”). Mr. Kutil, age 41, has served as the Registrant's Global Controller since March 2023. Prior to this role, Mr. Kutil previously served as Controller at Lesaffre Yeast Corporation, a leading global consumer goods company, from March 2022 to March 2023, and Director of Accounting and External Reporting for Badger Meter, a leading manufacturer of metering products, from September 2015 to March 2022. Mr. Kutil received a Bachelor of Business Administration in Accounting from the University of Wisconsin-Whitewater and is an active Certified Public Accountant.

In connection with his appointment as Interim CFO, Mr. Kutil’s annual base salary will be increased to $250,000, and he will be eligible to earn a bonus of up to $50,000. In addition, the Registrant has also agreed to grant Mr. Kutil 30,000 shares of its common stock (“Restricted Stock”) as a Restricted Stock Award under the Registrant’s 2017 Omnibus Incentive Plan (as amended). The shares of Restricted Stock will vest over a three-year period, subject to continuous service with the Registrant.

Item 7.01 Regulation FD Disclosure.

On December 11, 2025, the Registrant issued a press release announcing the appointment of the Interim CFO. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. The furnishing of this press release is not intended to constitute a representation that such information is required by Regulation FD or that the materials it contains include material information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued December 11, 2025 entitled “Research Solutions Announces CFO Transition”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: December 11, 2025	By:	/s/ Roy W. Olivier
Roy W. Olivier
Chief Executive Officer